UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 22, 2013

MEDIVATION, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-32836	13-3863260
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

525 Market Street, 36th Floor

San Francisco, California 94105

(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (415) 543-3470

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

On October 22, 2013, Medivation, Inc. (the “Company”) and Astellas Pharma Inc. (“Astellas”), the Company’s collaboration partner, issued a joint press release announcing that the Independent Data Monitoring Committee has informed the Company and Astellas of positive results from a planned interim analysis of the global Phase 3 PREVAIL trial of enzalutamide. A copy of the press release is attached hereto as Exhibit 99.1 and is also incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

99.1	Joint press release dated October 22, 2013, announcing that the Phase 3 PREVAIL trial of enzalutamide meets both co-primary endpoints of overall survival and radiographic progression-free survival in chemotherapy-naive patients with advanced prostate cancer.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MEDIVATION, INC.

Dated: October 22, 2013	By:	/s/ C. Patrick Machado
C. Patrick Machado Chief Business Officer and Chief Financial Officer

EXHIBIT INDEX

99.1	Joint press release dated October 22, 2013, announcing that the Phase 3 PREVAIL trial of enzalutamide meets both co-primary endpoints of overall survival and radiographic progression-free survival in chemotherapy-naive patients with advanced prostate cancer.